UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 31, 2009

MSC.SOFTWARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8722	95-2239450
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 MacArthur Place Santa Ana, California	92707
(Address of Principal Executive Offices)	(Zip Code)

(714) 540-8900

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS WITH CERTAIN OFFICERS

(e) Compensatory Arrangements of Certain Officers.

As previously announced by MSC.Software Corporation (the “Company”), effective March 11, 2009, William J. Weyand separated from the Company in his capacity as Chairman of the Board and Chief Executive Officer, and Glenn R. Wienkoop separated from the Company in his capacity as President and Chief Operating Officer. Mr. Weyand resigned as a member of the Company’s Board of Directors, effective March 20, 2009. The Company has entered into Employment Separation and General Release Agreements, dated as of March 31, 2009 (each, a “Separation Agreement”), with each of Messrs. Weyand and Wienkoop. The Separation Agreements are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Under his Separation Agreement, Mr. Weyand will be entitled to receive a severance payment of $595,125, with 50% of the severance amount to be paid as soon as practicable after September 11, 2009 and the remaining 50% to be paid in six monthly installments thereafter. The Company will also pay Mr. Weyand’s premiums to continue his health coverage for one year following his termination. In addition, Mr. Weyand will be entitled to payment of $392,783 for his 2008 bonus, such payment to be made on or before April 15, 2009. The Separation Agreement also includes a release by Mr. Weyand of claims against the Company and certain non-competition, non-solicitation and other restrictive covenants by Mr. Weyand in favor of the Company.

Under his Separation Agreement, Mr. Wienkoop will be entitled to receive a severance payment of $398,268, such payment to be made in 12 monthly installments commencing no later than April 30, 2009. The Company will also pay Mr. Wienkoop’s premiums to continue his health coverage for one year following his termination. In addition, Mr. Wienkoop will be entitled to payment of $153,333 for his 2008 bonus, such payment to be made on or before April 15, 2009. The Separation Agreement also includes a release by Mr. Wienkoop of claims against the Company and certain non-competition, non-solicitation and other restrictive covenants by Mr. Wienkoop in favor of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 1, 2009, the Company’s Board of Directors amended Article III, Section 2 of the Company’s Restated Bylaws to change the exact number of directors of the Company from seven (7) to six (6). A copy of the Company’s Restated Bylaws, as amended, is attached to this Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Item No.	Description
3.1	Restated Bylaws, as amended through April 1, 2009

10.1	Employment, Separation and Release Agreement, dated as of March 31, 2009, by and between the Company and William J. Weyand.

10.2	Employment, Separation and Release Agreement, dated as of March 31, 2009, by and between the Company and Glenn R. Wienkoop.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MSC.SOFTWARE CORPORATION
(Registrant)

Date: April 3, 2009	By:	/s/ JOHN A. MONGELLUZZO
John A. Mongelluzzo
Executive Vice President, Business Administration, Legal Affairs and Secretary

EXHIBIT INDEX

Item No.	Description
3.1	Restated Bylaws, as amended through April 1, 2009

10.1	Employment, Separation and Release Agreement, dated as of March 31, 2009, by and between the Company and William J. Weyand.

10.2	Employment, Separation and Release Agreement, dated as of March 31, 2009, by and between the Company and Glenn R. Wienkoop.

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